                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004



                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                                    DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.              ATTACHED        ATTACHED
---------------------------------------------                                ---------             ---------      -----------
Debtor Affirmations                                                           MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
Bank Account Reconciliations                                                  MOR - 2                 Yes
Statement of Operations                                                       MOR - 3                 Yes
Balance Sheet                                                                 MOR - 4                 Yes
Status of Postpetition Taxes                                                  MOR - 5                 Yes
Summary of Unpaid Postpetition Debts                                          MOR - 5                 Yes
Schedule of Insurance - Listing of Policies                                   MOR - 6                 Yes



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JS STORES, INC. F/K/A JACOBSON STORES INC.
------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    4/8/2004
-----------------------------------------                            ----------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004



                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
-------------------------------------------------------------                   -------------     -----------
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                X
2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                       X
3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                    X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JS STORES, INC. F/K/A JACOBSON STORES INC.
------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                              4/8/2004
------------------------------------------                 ------------------
Signature of Authorized Individual                         Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004



                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS




                                                                COMERICA BANK
                                     ------------------------------------------------------------     CURRENT        CUMULATIVE
                                       PAYROLL       FLEX       VEBA       CONCENTR.      FUNDING      MONTH       FILING TO DATE
                                     1851132363   1840425811 1840427643   1149003715    1850803196     ACTUAL          ACTUAL
-----------------------------------  ----------   ---------- ----------   ----------    ----------  ------------   --------------
CASH - BEGINNING OF MONTH              $ 10,992      $ 5,527   $ 10,615    $ 140,124  $ 31,105,691  $ 31,272,950  $     4,760,072

RECEIPTS
INTERNAL TRANSFERS                       26,360            -     17,465      106,389             -       150,215      585,567,586
INTEREST INCOME                               -            -          -            -        17,963        17,963          349,326
ACCOUNTS RECEIVABLE - CREDIT & COLL.          -            -          -            -             -             -        1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                 -            -          -            -             -             -       87,262,187
RETAIL STORE DEPOSITS                         -            -          -            -             -             -       42,120,269
ASSET DISPOSITIONS                            -            -          -            -             -             -      149,316,398
REVOLVER BORROWINGS - FLEET                   -            -          -            -             -             -      163,221,961
RETURN ITEMS REDEPOSITED                      -            -          -            -             -             -           32,954
MISCELLANEOUS                                 -            -          -            -        45,858        45,858        8,757,447
BANKCARD CASH RECEIPTS                        -            -          -            -             -             -      103,709,267
EMPLOYEE BENEFIT PLANS                        -            -          -            -             -             -          287,173
CORPORATE INCOME TAX REFUND                   -            -          -            -             -             -        3,089,801
   TOTAL RECEIPTS                      $ 26,360      $     -   $ 17,465    $ 106,389  $     63,821  $    214,036  $ 1,145,155,688

DISBURSEMENTS
INTERNAL TRANSFERS                            -            -          -            -       150,215       150,215      587,792,860
ELECTRONIC PAYROLL TAX DEPOSITS               -            -          -       21,343         2,265        23,608       16,324,118
PAYROLL                                  26,360            -          -            -             -        26,360       46,578,234
PAYMENTS/TRANSFERS TO LIQUIDATORS             -            -          -            -             -             -       36,818,422
VENDOR PAYMENTS                               -            -          -      151,530             -       151,530      140,343,917
ELECTRONIC SALES TAX PAYMENTS                 -            -          -            -             -             -       14,640,476
REVOLVER FEES AND INTEREST - FLEET            -            -          -            -             -             -        5,421,961
RECEIPTS APPLIED TO REVOLVER                  -            -          -            -             -             -      257,525,534
CUSTOMER REFUNDS                              -            -          -            -             -             -        2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                -            -     13,035            -             -        13,035        9,877,018
CORPORATE INCOME TAX PAYMENTS                 -            -          -            -             -             -           77,050
BANK FEES                                     -            -          -          694             -           694          399,074
RETURN ITEMS                                  -            -          -            -             -             -          533,306
MISCELLANEOUS                                 -            -          -            -             -             -           87,180
CORPORATE INCOME TAXES                        -            -          -            -             -             -          281,741
   TOTAL DISBURSEMENTS                 $ 26,360      $     -   $ 13,035    $ 173,566  $    152,480  $    365,441   $1,118,794,216

NET CASH FLOW                          $      -      $     -   $  4,430    $ (67,177) $    (88,659) $   (151,405)  $   26,361,472
CASH - END OF MONTH                    $ 10,992      $ 5,527   $ 15,046    $  72,948  $ 31,017,032  $ 31,121,544   $   31,121,544



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                        $ 365,441
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                      $ 150,215
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                    $       -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                            $ 215,227


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004


                              BANK RECONCILIATION




                                                            COMERICA BANK
                               ---------------------------------------------------------------------------------
                                 PAYROLL       FLEX         VEBA      CONCENTR.         FUNDING
                               1851132363   1840425811   1840427643   1149003715      1850803196       TOTAL
-------------------------      ----------   ----------   ----------   ----------    ------------    ------------
BALANCE PER BOOKS                 $ 1,784     $    300     $      -     $ 12,534    $ 31,105,691    $ 31,120,310
Bank Balance                       10,992        5,527       15,046       72,948      31,017,032      31,121,544
Plus: Deposits In Transit               -            -            -            -               -               -
Less: Outstanding Checks           (9,208)      (5,227)     (15,046)     (60,413)              -         (89,893)
Other                                   -            -            -            -               -               -
ADJUSTED BANK BALANCE             $ 1,784     $    300     $      -     $ 12,534    $ 31,017,032    $ 31,031,651



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004



                     CONSOLIDATED STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                  Period            Period          Month            Fiscal          Cumulative
                                                   Ended            Ended           Ended           Year 2004      Filing to date
                                                  02/01/03         01/31/04        02/28/04          to date           Totals
                                                 ---------        ---------        ---------        ---------      --------------
Net Sales                                        $ 155,128        $      --        $      --        $      --        $ 155,128

Cost of Goods Sold                                (110,796)              --               --               --         (110,796)
                                                 ---------        ---------        ---------        ---------        ---------

Gross Profit                                        44,332               --               --               --           44,332

Operating Expenses                                 (68,723)            (364)            (257)            (257)         (69,344)
                                                 ---------        ---------        ---------        ---------        ---------

Operating Income / (Loss)                          (24,391)            (364)            (257)            (257)         (25,012)

Interest Income / (Expense), net                    (3,904)             217               18               18           (3,669)

Other Income / (Expense)                           (30,084)           7,170            1,930            1,930          (20,984)
                                                 ---------        ---------        ---------        ---------        ---------

Net Income / (Loss) b/4 Restructuring Costs        (58,379)           7,023            1,691            1,691          (49,665)
 and Taxes
Reorganization / Liquidation Expenses              (14,663)          (2,853)            (157)            (157)         (17,673)

Income Taxes - Benefit / (Expense)                     521              384             (100)            (100)             805
                                                 ---------        ---------        ---------        ---------        ---------

                                                 ---------        ---------        ---------        ---------        ---------
Net Income / (Loss)                              $ (72,521)       $   4,554        $   1,434        $   1,434        $ (66,533)
                                                 =========        =========        =========        =========        =========






**   NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004



                          CONSOLIDATED BALANCE SHEET **
                          -----------------------------
                             (dollars in thousands)



                                       ASSETS
                                       ------



       CURRENT ASSETS:
       --------------
       CASH AND CASH EQUIVALENTS                                                                  $ 31,031
       ACCOUNTS RECEIVABLE, NET                                                                          0
       DUE FROM VENDORS, NET                                                                             0
       INTERCOMPANY RECEIVABLE                                                                           0
       INVENTORIES                                                                                       0
       DEFERRED FINANCING                                                                                0
       PREPAID INSURANCE                                                                                 0
       LANDLORD DEPOSITS                                                                                48
       REFUNDABLE TAXES                                                                                246
       OTHER PREPAIDS                                                                                    0
                                                                                                  --------

                                                                      SUBTOTAL                      31,325

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                 0
       LESS: ACCUMULATED DEPRECIATION                                                                    0
                                                                                                  ---------

                                              PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       -------------
       LIFE INSURANCE - CSV                                                                              0
       PREPAID PENSION                                                                                   0
       PROFESSIONAL RETAINERS                                                                          334
       COLLATERALIZED LETTERS OF CREDIT                                                                513
       OTHER                                                                                             0
                                                                                                  ---------

                                                                      SUBTOTAL                         847

                                                                                                  ---------
       TOTAL ASSETS                                                                               $ 32,172
                                                                                                  =========


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004



                          CONSOLIDATED BALANCE SHEET **
                             (dollars in thousands)



                         LIABILITIES & STOCKHOLDERS' EQUITY
                         ----------------------------------

       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                                                $ -
       ACCRUED PAYROLL                                                                                   0
       ACCRUED PAYROLL TAXES                                                                             4
       ACCRUED PROPERTY TAXES                                                                            0
       ACCRUED STATE INCOME TAXES                                                                      125
       ACCRUED PROFESSIONAL FEES                                                                       905
       ACCRUED RENT/LEASE                                                                                0
       ACCRUED INTEREST                                                                                  0
       SEVERANCE / KERP                                                                                900
       ACCRUED VACATION / STD / SEVERANCE CLAIMS                                                       203
       ACCRUED MEDICAL / HOSPITAL                                                                      100
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             100
       ACCRUED WORKERS COMPENSATION                                                                  1,288
       ACCRUED OTHER                                                                                 2,230
                                                                                           ----------------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                     5,855

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                               28,427
       ACCOUNTS PAYABLE - EXPENSE                                                                   11,492
                                                                                           ----------------

                                                                      SUBTOTAL                      39,919

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING / STORE CLOSING RESERVE                                                         6,221
       ACCRUED PROPERTY TAXES                                                                        1,271
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                              0
       ACCRUED WORKERS COMPENSATION                                                                  1,862
       OFFICER'S DEFERRED COMPENSATION                                                                 414
       ACCRUED INTEREST                                                                                964
       DEBENTURES                                                                                   24,376
       MORTGAGES                                                                                         0
       OTHER LIABILITIES                                                                                 0
                                                                                           ----------------

                                                                      SUBTOTAL                      35,108
                                                                                           ----------------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                      75,027

                                                                                           ----------------

       TOTAL LIABILITIES                                                                            80,882

       STOCKHOLDERS' EQUITY:
       ---------------------
       COMMON STOCK                                                                                  5,975
       PAID IN SURPLUS                                                                               7,201
       TREASURY STOCK                                                                                 (399)
       RETAINED EARNINGS, BEGINNING                                                                (62,921)
       CURRENT PERIOD EARNINGS                                                                       1,434
                                                                                           ----------------

                                                                      SUBTOTAL                     (48,710)

                                                                                           ----------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                   $ 32,172
                                                                                           ================



**   NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004


                          SUMMARY OF POSTPETITION TAXES


                               BEGINNING TAX   AMOUNT WITHHELD
                                 LIABILITY        OR ACCRUED     AMOUNT PAID   DATE PAID   CHECK NO. OR EFT   ENDING TAX LIABILITY
                               -------------   ---------------   -----------   ---------   ----------------   --------------------
FEDERAL
Withholding                       $        -         $  14,208      $ 14,208         SEE SUMMARY SCHEDULE C             $        -
FICA - Employee                            -             3,567         3,567         SEE SUMMARY SCHEDULE C                      -
FICA - Employer                            -             3,567         3,567         SEE SUMMARY SCHEDULE C                      -
Unemployment                             180                40             -                                                   220
Income                                     -                 -             -                                                     -
Other:                                     -                 -             -                                                     -
   TOTAL FEDERAL TAXES                   180            21,383        21,343                                                   220
                               =============   ===============   ===========   ============================   =====================
STATE AND LOCAL
Withholding                              247             2,499         2,759         SEE SUMMARY SCHEDULE C                    (14)
Sales & Use                                -                 -             -                                                     -
Unemployment                           2,658               794             -                                                 3,452
Real Property                              -                 -             -                                                     -
Personal Property                          -                 -             -                                                     -
Income                                27,057            97,943             -                                               125,000
Other:                                     -                 -             -                                                     -
   TOTAL STATE AND LOCAL              29,962           101,235         2,759                                               128,438
                               =============   ===============   ===========   ============================   =====================
TOTAL TAXES PAYABLE               $   30,142         $ 122,618      $ 24,102                                            $  128,658
                               =============   ===============   ===========   ============================   =====================
REFUNDABLE TAXES                  $ (246,031)                -             -                                            $ (246,031)
                               =============   ===============   ===========   ============================   =====================



                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                                NUMBER OF DAYS PAST DUE
                                                               ---------------------------
                                               CURRENT         0 - 30     31 - 60    61 +     DISCOUNTS    TOTAL
                                               ---------       ------     -------    -----    ---------  ---------
Accounts Payable - Merchandise               $         -          $ -         $ -      $ -        $ -            -
Accounts Payable - Non-Merchandise                     -            -           -        -          -            -
Accrued Payroll                                        -            -           -        -                       -
Accrued Taxes                                    129,000            -           -        -                 129,000
Accrued Professional Fees                        905,000            -           -        -                 905,000
Accrued Rent / Leases                                  -            -           -        -                       -
Severance / KERP                                 900,000            -           -        -                 900,000
Accrued Vacation / STD / Severance Claims        203,000            -           -        -                 203,000
Accrued Medical / Hospital                       100,000            -           -        -                 100,000
Accrued Customer Gift Card Balances              100,000            -           -        -                 100,000
Accrued Workers Compensation                   1,288,000            -           -        -               1,288,000
Accrued Other                                  2,230,000            -           -        -               2,230,000
Other (excluding Interco. payable)                     -            -           -        -                       -
TOTAL POSTPETITION DEBTS                     $ 5,855,000          $ -         $ -      $ -        $ -  $ 5,855,000


If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS



FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS                  AMOUNT       CHECK/EFT NO.      DATE       ADD'L
                                                                                                                            COMMENTS
      941 Deposit                                                                $ 10,100           02615831    02/09/04
      941 Deposit                                                                  11,243           03252112    02/23/04
                                                                            -------------
                                                                                 $ 21,343
                                                                            -------------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                                              $ -
                                                                            -------------
                                                                                      $ -
                                                                            -------------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                                       $ 1,089           0360344759  02/09/04
      Michigan - Employee State Withholding                                         1,177           0500356931  02/23/04
      Jackson, Michigan - Employee Local Withholding                                    -
                                                                            -------------
                                                                                  $ 2,265
                                                                            -------------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       Michigan                                                                       $ -
                                                                            -------------
                                                                                      $ -
                                                                            -------------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                                      $ -
                                                                            -------------
                                                                                      $ -
                                                                            -------------
STATE INCOME TAXES
                                                                                      $ -
                                                                            -------------
                                                                                      $ -
                                                                            -------------
REAL ESTATE/PERSONAL TAXES
                                                                                      $ -
                                                                            -------------
                                                                                      $ -
                                                                            -------------


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                                                                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company                                                            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                                                                Case No. 02-40961-DTS
Debtors                                                                                                    Hon. Thomas J. Tucker
                                                                         Reporting Period: February 1, 2004 to February 29, 2004



                                INSURANCE SUMMARY
                                -----------------

                                                                           PREMIUMS
                                                         POLICY          PAID THROUGH
POLICY TYPE             INSURER/POLICY NO.               PERIOD           EXP. DATE    DEDUCTIBLE                  LIMITS
------------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability      St. Paul Insurance Co.      08/01/03-07/31/04        Yes       $0             $1,000,000 Each Occurrence
                        CK02102387                                                                    $1,000,000 Prod. Aggregate
                                                                                                      $1,000,000 Aggregate

General Liability       St. Paul Insurance Co.      08/01/03-07/31/04        Yes       $0             $1,000,000 Each Occurrence
                        CK02102387                                                                    $2,000,000. General Aggregate
                                                                                                      $2,000,000 Products Aggregate
                                                                                                      $1,000,000 Personal & Adv.
                                                                                                       injury

Automobile              St. Paul Insurance Co.      08/01/03-07/31/04        Yes        None         $1,000,000 Liability / UM-UIM
                        CK02102387                                               $100 Comprehensive  Physical Damage
                                                                                 $1,000 Collision    Physical Damage

Workers Comp. - MI      St. Paul Insurance Co.        5/4/03 - 5/4/04        No                      $1,000,000 Bodily Injury by
                                                                                                       Accident
                        WVA2102876                                                                   $1,000,000 Bodily Injury by
                                                                                                        Disease

Directors & Officers    XL Insurance                06/01/03-05/31/04        Yes     $250,000        $1,000,000 each claim/aggregate




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